BioLife Solutions Investor Presentation : August 20231 NASDAQ: BLFS Tooling Up Cell & Gene Therapies Investor Presentation August 2023

BioLife Solutions Investor Presentation : August 20232 Safe Harbor Statement NASDAQ: BLFS Certain statements contained in this presentation are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events. This presentation contains industry, statistical and market data, which was obtained from the company’s own internal estimates and research as well as from industry and general publications and research, surveys and studies conducted by third parties. All of the market data used in this presentation involves a number of assumptions and limitations. While the company believes that the information from these industry publications, surveys and studies is reliable, the industry in which it operates is subject to a high degree of uncertainty and risk due to a variety of important factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by the company. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. The company does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of the company by, these other parties. Non-GAAP Measures of Financial Performance: To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in this release: adjusted gross profit and gross margin, adjusted operating expenses, adjusted operating income/(loss), adjusted net income/(loss), earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA. A reconciliation of GAAP to adjusted non-GAAP financial measures is included as an attachment to this press release. We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information. While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Growth Catalysts

Captive marquee base of CGT customers

- Directly and indirectly supplying majority of global pharma companies
- Proprietary biopreservation media used in >650 customer clinical applications & ~140 using Sexton cell processing tools

CGT outlook as dominant treatment modality

- Currently serving large disease states; cell processing tools embedded in 14 approved therapies and also in 4 of 6 expected approvals in the next calendar year
- Expecting continued expansion of indications, additional geographic approvals and prioritization in the treatment regimen to 1st or 2nd line therapies

Revenue mix shift over next 3-5 years

- 1H 2023 estimate: 65% recurring; 35%
- 2025 estimate: > 90% recurring

*Recurring = Cell Processing Platform & Storage & Storage Services Platform

3 BioLife Solutions Investor Presentation : August 2023

BiolifeSolutions®

BioLife Solutions Investor Presentation : August 20234 ... Synergies Q2 2023 Revenue Segment Revenue ($millions) Q2 2023 Y/Y Growth Q2 2022 QoQ Growth Q1 2023 Cell Processing (Biopreservation media & Sexton) $18.7 22% $15.4 (2)% $19.0 Freezers & Thaw (CBS, Stirling & ThawSTAR®) $13.9 (26)% $18.7 7% $13.0 Storage & Cold Chain (SciSafe & evo® Cold Chain) $6.9 7% $6.5 22% $5.7 Total $39.5 (2.5)% $40.5 4.8% $37.7

BioLife Solutions Investor Presentation : August 20235

BioLife Solutions Investor Presentation : August 20236

BioLife Solutions Investor Presentation : August 20237

BioLife Solutions Investor Presentation : August 20238 Updated 2023 Revenue Guidance Segment Revenue ($millions) Low Revenue High Revenue Low Growth High Growth Ex-COVID Low Growth Ex-COVID High Growth Cell Processing (Biopreservation media & Sexton) $65.0 $74.0 (5)% 8% N/A N/A Freezers & Thaw (CBS, Stirling & ThawSTAR®) $53.0 $56.0 (21)% (16)% (18)% (13)% Storage & Cold Chain (SciSafe & evo® Cold Chain) $26.0 $28.0 (2)% 6% 61% 74% Total $144.0 $158.0 (11)% (2)% (3)% 6%

Focus & Strategy

- Protect and grow cell processing and storage platforms; invest to meet expected demand
- Divest freezer businesses by year end
- Rationalize OPEX aligned with 2H 2023 outlook
- Relentless focus on quality to ensure stellar customer experiences
- Get closer to key customers to better understand inventory strategies and demand for our solutions

Q2 2023 HIGHLIGHTS

~22%
CELL PROCESSING Y/Y REVENUE GROWTH

~800
EMBEDDED IN CUSTOMER CLINICAL APPLICATIONS

>4,200
INDIRECT CUSTOMERS

188
NEW CUSTOMERS

9 BioLife Solutions Investor Presentation : August 2023

BiolifeSolutions®

BioLife Solutions Investor Presentation : August 202310 Divestiture of Stirling and CBS Freezer Businesses Rationale Improve financial profile and re-focus portfolio on high margin, recurring revenue streams Benefits Elimination of margin drag and distraction, freeing bandwidth for cell processing and storage platforms strategic execution to capture demand Timing Committed to completion by December 31, 2023 Process Status Dozens of potential acquirers under NDA and reviewing data room; first round expressions of interest due mid September

BioLife Solutions Investor Presentation : August 202311 Bioproduction Tools Business 2022 2023Low 2023High Total Growth 36% (11)% (2)% Ex-COVID Organic Growth 30% (3)% 6% 1H 2023 Actual FY 2023 Low Estimate FY 2023 High Estimate 0 20 40 60 80 100 120 140 160 180 2021 2022 2023E Total Revenue ($mm)

BioLife Solutions Investor Presentation : August 202312 $0 $10 $20 $30 $40 $50 $60 $70 $80 Cell Processing Freezers & Thaw Storage & Storage Services Total Revenue ($mm) 2021 2022 2023 FY Est Platform Outlook 2022 2023Low 2023High 2022 2023Low 2023High 2022 2023Low 2023High Total Growth 53% (5)% 8% 18% (21)% (16)% 51% (2)% 6% Ex-COVID Organic Growth 45% N/A N/A 5% (18)% (13)% 12% 61% 74% FY 2023 Low Estimate FY 2023 High Estimate 1H 2023 Actual

BioLife Solutions Investor Presentation : August 202313 1H 2023 Recurring vs. Equipment Revenue 65% 35% Recurring Equipment Equipment Total: $27.1mm Recurring Total: $50.2mm

BioLife Solutions Investor Presentation : August 202314 1H 2023 Revenue Channels Cell Processing Freezers & Thaw Storage & Storage Services 63% 37% 72% 28% 30% 70% Direct Distributor $37.7mm $26.9mm $12.6mm

BioLife Solutions Investor Presentation : August 202315 BioLife Solutions Product Portfolio Cell Processing Storage and Services Freezing* and Thawing * Freezer businesses to be divested by 12/31/2023

BioLife Solutions Investor Presentation : August 202316 2013 2021 Accolades 20202015 2022

BioLife Solutions Investor Presentation : August 202317 Regenerative Medicine Market

Active Regenerative Medicine Clinical Trials

Active Clinical Trials by Sponsor and Phase



1,117
776
200
Industry
Non-industry
368
408
511
606
127
73
Phase 1
Phase 2
Phase 3

- Industry-sponsored: 48%
- Academic- and government-sponsored: 52%

Source: Alliance for Regenerative Medicine 1H 2022 Report

Active Clinical Trials by Therapy 2022H1



Phase 1
Phase 2
Phase 3
Cell Therapy
968
-16% vs. 2021
Cell-based Immuno-oncology
721
-11% vs. 2021
Gene Therapy
372
-7% vs. 2021
Tissue Engineering
32
-16% vs. 2021

- Cell therapies: 46%
- Cell-based immuno-oncology (CBIO): 34%
- Gene therapies: 18%
- Tissue-engineered therapies: 2%

18 BioLife Solutions Investor Presentation : August 2023

BioLife Solutions

BioLife Solutions Investor Presentation : August 202319 Pending CGT Approvals Source: Alliance for Regenerative Medicine August 2023 Sector Snapshot Growing Approval PipelineEmbedded BioLife Solutions Cell Processing Thaw Storage & Storage Services There have been 6 regulatory approvals of cell or gene therapies between the United States (US) and the European Union (EU) thus far in the calendar year 2023 FDA is set to potentially approve up to 9 cell and gene therapies in 2023 - a record for the most in a year BioLife products and services are embedded in as many as 4 of 6 upcoming approvals expected in the next calendar year The FDA expects to achieve a rate of 10-20 cell and gene therapy approvals annually by 2025 2023 Highlights

BioLife Solutions Investor Presentation : August 202320 Biopreservation Challenges Causes of Reduced Biologic Potency CAR T and other cell therapies MUST be kept alive during manufacturing, storage and shipping to maintain biologic potency Poor Preservation Temp Excursions Mechanical Shock Survival How Long Viability How Many Function How Well As Ex Vivo Time Increases, So Does Risk

BioLife Solutions Investor Presentation : August 202321 Use of suboptimal bioproduction tools Cell or gene therapy exposed to detrimental environmental conditions in preservation, storage, transport, thawing Less viable/healthy dose administered Lack of desired therapeutic response by the patient Risk of non-reimbursement by payer THERAPEUTIC AND ECONOMIC RISK CASCADE Customer Reimbursement Environment “ ay fo esponse/c e” pa adigm Paid out over time only if initial and durable response to treatment is confirmed Increased economic risk for our customers + =+ +

Momentum with Global CGT Customers

Biopreservation Media Products



- Used in or planned to be used in >650 customer clinical applications
- Embedded in 14 approved CGT products, with ~10 additional therapies expected regulatory filing submissions in 2023

Cold Chain Management Products


DV10

- Currently supporting 4 of the 6 currently approved CAR T-cell therapies
- By mid 2024, expect the evo platform to be used in all currently approved CAR T-cell therapies

Sexton Cell Processing Tools


SEXTON

- Used in or planned to be used in ~140 customer clinical applications
- Embedded in 3 approved CGT products

22 BioLife Solutions Investor Presentation : August 2023

BiolifeSolutions®

BioLife Solutions Investor Presentation : August 202323 Biopreservation Media Embedded in > 650 USA Customer Clinical Applications 27 47 57 69 79 63 80 40 2016 2017 2018 2019 2020 2021 2022 1H 2023 – up from 450 for 2020

BioLife Solutions Investor Presentation : August 202324 Products and Services Portfolio

Our Solutions Embedded in Customer CGT Workflow



SmartCap 10

Collection

Safely store and transport harvested cells from collection to processing evo® DI Dry Ice Smart Shippers
evo® LN2 Smart Shippers
evoIS™ Web Application
ModPak™ Packout Kit
BioT™
Intra-campus Transport

Formulation

Stabilize starting materials through expansion and cryopreservation



CryoStor® Freeze Media
BloodStor® Media
HypoThermosol® FRS
Storage & Shipping Media
nLiven PR™ Platelet Lysate
Stemulate™ Platelet Lysate

Fill & Packaging

Minimize variability between samples to ensure batch consistency & maximum recovery



CellSeal® Cryogenic Vials
Signata CT-5TM Closed Fluid Management System
CellSeal® Connect
CellSeal® RF Sealer
CellSeal® AF-500 Automated Fill & Seal

Controlled-Rate Freezing

Ensure maximum viability & efficacy of frozen samples through optimized cooling rate



CBS Cryogenic Solutions
Intellirate ™ Controlled Rate Freezers
Standard, Expanded, and High-Capacity

Storage

Reliably maintain stable minimum safe storage temperature to avoid loss of viability



Isothermal LN2 Freezers
Standard LN2 Freezers
Stirling Ultracold ® ULT Freezers
SciSafe® Storage Services

Cold Chain

Ensure the integrity & security of the chain of custody with temperature monitoring and traceability evo® DI Dry Ice Smart Shippers
evo® LN2 Smart Shippers
evoIS™ Web Application
ModPak™ Packout Kit
BioT™ Intra-campus Transport

Thawing

Safeguard consistent sample viability while minimizing contamination risk during thawing



ThawSTAR®
Water-free, automated thawing systems for bags and vials

25 BioLife Solutions Investor Presentation : August 2023

BiolifeSolutions®

BioLife Solutions Investor Presentation : August 202326 Cell Processing Platform

BioLife Solutions Investor Presentation : August 202327 CryoStor ® Freeze Media - Proprietary Improved cell viability and functional recovery compared to commercial and home-brew alternatives in numerous cell types Formulated to mitigate molecular cell stress during freeze/thaw process in cord blood stem cells, T cells, others Serum-free, protein-free, animal-origin free; high quality ingredients; US FDA Master File√ √ √

BioLife Solutions Investor Presentation : August 202328 HypoThermosol® Storage Media - Proprietary Optimized for hypothermic (2-8°C) storage and shipping of cells and tissues Enables multiple days of cell and tissue storage for transport of source material and manufactured cell products throughout the world Serum-free, protein-free, animal-origin free; high quality ingredients; US FDA Master File√ √ √

Sexton Cell Processing Tools

Embedded in 3 approved therapies and ~140 clinical trials


SEXTON
BIOTECHNOLOGIES
nLiven PR™

- √ Stemulate ® human platelet lysate is ethically sourced and heparin-free, with minimal lot-to-lot variability through large batch production



- √ Patented CellSeal ® Closed-System Cryogenic Vials design to reduce contamination risk, offer uniform freezing & thawing profiles, and maximize recovery



- √ Signata CT-5 ™ brings traditionally manually performed processes under a higher level of control to protect products from loss or contamination

29 BioLife Solutions Investor Presentation : August 2023

Biolife Solutions®

BioLife Solutions Investor Presentation : August 202330 Marquee Direct Customers

BioLife Solutions Investor Presentation : August 202331 Strategic Distributors

BioLife Solutions Investor Presentation : August 202332 Force Multiplier Customers CLINICAL CENTERS ————————— CMO & CDMO —————————

BioLife Solutions Investor Presentation : August 202333 Cell Processing Tools & Services Embedded in 14 Approved Therapies Selected Disclosures Some of the above use biopreservation media and Sexton cell processing tools

BioLife Solutions Investor Presentation : August 202334 Storage & Storage Services Platform

evo® Cold Chain Management Platform

- Embedded in >100 Clinical Uses
- ~50% growth in quarterly shipments from 2022-23

√ evo® Smart Shippers expand commercial reach of high-value regenerative medicines, with proprietary design minimizing heat exchange within the system ensuring optimal performance

√ Built in monitoring systems minimize traceability challenges during shipment and seamlessly scale to commercial volumes

√ evoIS™ Web Application provides visibility to the location, status and condition of time and temperature sensitive biologic materials



DV10
evo

-196° C



-80° C



C-Safe
World Courier
AmerisourceBergen
ThermoFisher SCIENTIFIC
BIOCAIR
Quick International Courier
MARKEN
a UPS Company

35 BioLife Solutions Investor Presentation : August 2023

BiolifeSolutions

SciSafe® Biologic Storage Services

√ Services range from complete customized fully cGMP compliant outsourced biostorage solutions to hybrid-onsite sample management

√ Strategically located facilities in the US & EU offer storage conditions from -70°C to -196°C, 24/7 monitoring, risk management procedures, and an electronic inventory system with near real-time visibility

√ All SciSafe facilities in the U.S. have earned the prestigious CAP-BAP accreditation







36 BioLife Solutions Investor Presentation : August 2023

BiolifeSolutions®

BioLife Solutions Investor Presentation : August 202337 Freezers & Thaw Systems Platform

BioLife Solutions Investor Presentation : August 202338 Cryogenic Freezers Platform Programmable controlled-rate freezers with six-probe monitoring offer exceptional temperature uniformity, customizable freezing programs and the ability to monitor conditions in real time High-capacity controlled rate freezers designed to support the eventual transition from autologous to allogeneic cell therapies Isothermal liquid nitrogen freezers with patented jacket technology provide completely dry storage area with industry-leading temperature uniformity √ √ √ To be divested by 12/31/2023

BioLife Solutions Investor Presentation : August 202339 To be divested by 12/31/2023 Stirling® Ultra Low Temperature (ULT) Freezers Compressor-free; patented Stirling engine design; less electrical demand, heat generation and noise pollution Highly cost efficient with extremely tight temperature regulation with lower cost of ownership than the standard compressor-based system Upright, benchtop, undercounter and portable ultra low temperature freezer models with optimized rack and tray configurations √ √ √

BioLife Solutions Investor Presentation : August 202340 ThawSTAR® Automated, Water-Free Thawing ThawSTAR® technology operates on sensor-based thawing algorithms designed to provide for consistent thawing outcomes. Pre-thaw transporter systems support short-term transport or processing that maintains pre-thaw temperature stability. Convenient, standardized and reproducible thawing of biologics frozen in vials and bags, reducing risks of over-thawing and contamination √ √ √

BioLife Solutions Investor Presentation : August 202341 Leadership

Leadership Team



Mike Rice – Chairman & Chief Executive Officer
BS Bus Admin; 16+ years as BLFS CEO; chief visionary of BLFS market opportunities, branding, marketing strategies; 18 years medical device sales, sales management, marketing; patient monitoring, defibrillators, implantable CRM, hearing devices, LAN/WAN; 5 issued and 13 pending patents



Aby J. Mathew, PhD – EVP, Chief Scientific Officer
BS Microbiology, PhD, Cell & Molecular Biology; co-developer of platform HypoThermosol® and CryoStor ® media; in demand industry thought leader in biopreservation of cells and tissues for clinical applications; catalyst responsible for driving regen med market to adopt BLFS clinical grade biopreservation media; 6 issued and 6 pending patents; numerous journal articles



Troy Wichterman – Chief Financial Officer
BBA, MS Accounting, CPA (inactive); 13 years of experience in various finance and accounting roles; most recently served as BioLife's Vice President, Finance since November 2019; integral in six acquisitions. Started with BioLife in 2015 with several positions of increasing responsibility.



Karen Foster – Chief Quality Officer
BS Biological Sciences, MS Zoology, MBA; 25-year career in quality and manufacturing operations including 13 years VP Manufacturing Operations and Site Leader at ViaCord, 2 positions leading 80 member teams; certified Six Sigma Green Belt



Marcus Schulz – Chief Revenue Officer
20+ years experience in strategic business development and executive sales leadership roles with companies including Siemens Healthcare, Johnson & Johnson, Abbott Laboratories and most recently, GE Healthcare, with primary management of a $1 billion annual revenue strategic account.



Todd Berard – Chief Marketing Officer
BS, Biochemistry, MBA; 16 years marketing including leadership of marcom, corporate branding, product marketing, and positioning for Verathon, Physio Control (MDT), tech startups

42 BioLife Solutions Investor Presentation : August 2023

BiolifeSolutions®

BioLife Solutions Investor Presentation : August 202343 Leadership Team Sarah Aebersold, J.D. – Global VP, Human Resources BA Psychology, JD. Joined BioLife in 2020 with over 15 years of HR leadership experience at various companies in the industries of Biotechnology, Medical Device, Software, and Healthcare. Mike Palotta – Global VP, Hardware and Electrical Engineering BS, Mechanical Engineering, MBA; Led effort to introduce new products in the Cell Processing platform with Cook Regentec and Sexton. Held numerous roles at Rolls-Royce Corporation including development of gas turbine engines, mechanical design, technical project management, and systems engineering. Seth Lilly– Global VP, Software Engineering UCLA Anderson Certified Director with 20+ years experience in information systems, engineering, and technical leadership roles in organizations including EPSCoR and Cisco Systems, providing expertise in modern information system architecture, user experience, and strategic technology development. Geraint Phillips – Senior Vice President, Global Operations BS Physics from Cardiff University, MBA from the University of South Wales. Former COO of Stirling Ultracold, Geraint has over 20 years of operational executive leadership experience that includes previous roles at Azenta Life Sciences and PerkinElmer. Brett Stucker – Global VP, Information Technology 25+ years experience in digital media production, digital forensics, network design and installation, and IT leadership supporting 5,000+ users globally in government, public and private companies, and NGO non-profit endeavors. Industries include law enforcement, defense, higher education, aerospace, and biotech manufacturing. Garrie Richardson – General Manager, Storage Services With over 15 years of sample management experience, Garrie has ove seen t e g owt of SciSafe’s b siness f om t ee ef ige ated chambers to hundreds today. He has intimate, hands-on experience with all aspects of sample management and is driving the company to become the global leader in sample management and integrated cold chain solutions.

Investment Thesis

- Class-defining portfolio of bioproduction tools and services designed to improve quality and de-risk cell and gene therapy manufacturing and delivery – pure play picks and shovels
- Strategic decision to divest freezer businesses to improve financial profile and focus portfolio on high margin, recurring revenue streams
- Proprietary biopreservation media embedded in >650 customer clinical applications; Sexton tools embedded in ~140 clinical trials; each could generate $500K - $2mm annual revenue post approval and scale up
- Embedded in 14 approved and 4 of 6 pending approvals
- Cell and gene therapy market still in infancy with significant growth potential
- Rightsizing OPEX to improve financial profile in 2024

44 BioLife Solutions Investor Presentation : August 2023 BiolifeSolutions®

BioLife Solutions Investor Presentation : August 202345 Supplemental Financial Information

BioLife Solutions Investor Presentation : August 202346 YTD 2023 Adjusted Financial Results (non-GAAP) Six Months Ended June 30, ($’s in millions, except pe centage and basis point figures) 2023 2022 Change Change % Revenue 77.2 76.8 0.5 1% Adjusted Gross Margin % 36% 34% 2% n/a Adjusted Operating Expense 46.8 40.4 6.4 16% Adjusted Operating Loss (21.0) (14.1) (6.9) (49%) Adjusted EBITDAS (2.2) 0.04 (2.3) n/a

BioLife Solutions Investor Presentation : August 202347 Cap Table (End of Q2 2023, as 06/30/2023) (,000) Shares Options/RSAs Total Directors & Officers 796 277 1,073 Affiliates 15,543 - 15,543 Other 27,103 52 27,115 Total 43,442 330 43,772

BioLife Solutions Investor Presentation : August 202348 GAAP to Non-GAAP Financial Information

BioLife Solutions Investor Presentation : August 202349 GAAP to Non-GAAP Gross Profit Six Months Ended June 30, (In thousands) 2023 2022 GAAP GROSS PROFIT $ 24,385 $ 23,926 GAAP GROSS MARGIN 32% 31 % ADJUSTMENTS TO GROSS PROFIT: Inventory step-up — 251 Inventory reserve costs 2,185 — Intangible asset amortization 1,466 2,186 ADJUSTED GROSS PROFIT $ 28,036 $ 26,363 ADJUSTED GROSS MARGIN 36% 34%

BioLife Solutions Investor Presentation : August 202350 GAAP to Non-GAAP Operating Expenses Six Months Ended June 30, (In thousands) 2023 2022 GAAP OPERATING EXPENSES $ 106,097 $ 161,283 ADJUSTMENTS TO OPERATING EXPENSES: Cost of product, rental, and service revenue (51,359) (50,640) Acquisition and divestiture costs (2,976) (16) Intangible asset amortization (2,911) (5,725) Loss on disposal of assets (28) (257) Change in fair value of contingent consideration 198 5,695 Intangible asset impairment charges — (69,900) Inventory reserve costs (2,185) — ADJUSTED OPERATING EXPENSES $ 46,836 $ 40,440

BioLife Solutions Investor Presentation : August 202351 GAAP to Non-GAAP Operating Loss Six Months Ended June 30, (In thousands) 2023 2022 GAAP OPERATING LOSS $ (28,887) $ (84,531) ADJUSTMENTS TO GAAP OPERATING LOSS Inventory step-up — 251 Acquisition and divestiture costs 2,976 16 Intangible asset amortization 2,911 5,725 Loss on disposal of assets 28 257 Change in fair value of contingent consideration (198) (5,695) Intangible asset impairment charges — 69,900 Inventory reserve costs 2,185 — ADJUSTED OPERATING LOSS $ (20,985) $ (14,077)

BioLife Solutions Investor Presentation : August 202352 GAAP to Non-GAAP Net Loss Six Months Ended June 30, (In thousands) 2023 2022 GAAP NET LOSS $ (23,913) $ (80,299) ADJUSTMENTS TO GAAP NET LOSS Inventory step-up — 251 Acquisition and divestiture costs 2,976 16 Intangible asset amortization 2,911 5,725 Loss on disposal of assets 28 257 Change in fair value of contingent consideration (198) (5,695) Income tax expense / (benefit) 97 (4,338) Gain on settlement of Global Cooling escrow (5,115) — Intangible asset impairment charges — 69,900 Inventory reserve costs 2,185 — ADJUSTED NET LOSS $ (21,029) $ (14,183)

BioLife Solutions Investor Presentation : August 202353 GAAP to Non-GAAP Adjusted EBITDA Six Months Ended June 30, (In thousands) 2023 2022 GAAP NET LOSS $ (23,913) $ (80,299) ADJUSTMENTS: Interest expense 829 216 Income tax expense / (benefit) 97 (4,338) Depreciation 3,733 2,639 Intangible asset amortization 2,911 5,725 EBITDA $ (16,343) $ (76,057) OTHER ADJUSTMENTS: Share-based compensation (non-cash) 14,220 11,372 Inventory step-up — 251 Acquisition and divestiture costs 2,976 16 Loss on disposal of assets 28 257 Change in fair value of contingent consideration (198) (5,695) Gain on settlement of Global Cooling escrow (5,115) — Intangible asset impairment charges — 69,900 Inventory reserve costs $ 2,185 $ — ADJUSTED EBITDA $ (2,247) $ 44

BioLife Solutions Investor Presentation : August 202354 BioLife Solutions Inc. 3303 Monte Villa Parkway, Suite 310, Bothell, WA 98021 USA T +1.866.424.6543 or 425.402.1400 F +1.425.402.1433 E info@biolifesolutions.com biolifesolutions.com biolifesolutions.com For additional questions or comments, please contact: Mike Rice | Chief Executive Officer mrice@BioLifeSolutions.com | (425) 686-6003 Troy Wichterman | Chief Financial Officer twichterman@BioLifeSolutions.com | (425) 402-1400 www.biolifesolutions.com LHA Investor Relations www.lhai.com (310) 691-7100 NASDAQ: BLFS